SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 20, 1997



                                   REXEL, INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)



              1-5731                                  13-1474527
     (Commission File Number)               (IRS Employer Identification No.)



150 Alhambra Circle, Coral Gables, Florida              33134
 (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (305) 446-8000



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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------   --------------------------------------------

          On May 20, 1997, Rexel, Inc. (the "Company") dismissed Coopers & Lybrand LLC ("C&L") as its independent accountants. C&L's report on the financial statements for the years ended December 31, 1996 and December 31, 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent accountants was approved by the Audit Committee of the Board of Directors of the Company. During the Company's two most recent fiscal years and subsequent interim periods preceding such dismissal, there were no disagreements with C&L on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure. The Company has requested that C&L furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether C&L agrees with the above statements in this paragraph. A copy of C&L's letter to the SEC will be filed with the SEC promptly upon receipt from C&L.

          On  May  20,  1997,  the  Company  engaged   Deloitte  &  Touche  LLP,
independent certified public accountants, as its independent accountants to audit the Company's financial statements for the year ended December 31, 1997.

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REXEL, INC.



Date:  May 27, 1997                       By  /S/ ALLAN M. GONOPOLSKY
                                              -------------------------
                                              Allan M. Gonopolsky
                                              Vice President and Controller